EXHIBIT 10.11

ACT OF FOURTH AMENDMENT OF MULTIPLE OBLIGATIONS MORTGAGE

           BE IT KNOWN, that on the dates hereinafter set forth, before the undersigned Notaries Public, duly commissioned and qualified, and in the presence of the undersigned competent witnesses, personally came and appeared:

THE OLD EVANGELINE DOWNS, L.L.C. (TIN: 72-1280511), formerly named The Old Evangeline Downs, L.C., a limited liability company duly organized, validly existing and in good standing under the laws of the State of Louisiana, and has its registered office at One American Place, Ninth Floor, Baton Rouge, LA 70825, appearing herein through Natalie Schramm,, its Chief Financial Officer, being duly authorized by virtue of a Consent of the Sole Member, a copy of which is on file and of record, hereinafter referred to as “Mortgagor”,

and

 WELLS FARGO FOOTHILL, INC., a corporation organized and existing under the laws of the State of California, as agent for the lenders which are parties to that certain Loan and Security Agreement dated as of June 16, 2004, by and among Mortgagor, Diamond Jo, LLC (formerly known as Peninsula Gaming Company, LLC), Diamond Jo Worth, LLC, Peninsula Gaming, LLC and Mortgagor, as borrowers, the lenders party thereto, and Wells Fargo Foothill, Inc., as the arranger and agent for the lenders party thereto,as amended by that certain First Amendment to Loan and Security Agreement dated as of November 10, 2004, as further amended by that certain Second Amendment to Loan and Security Agreement dated as of July 12, 2005, as further amended that certain Third Amendment to Loan and Security Agreement and Consent dated as of December 6, 2006, as amended that certain Fourth Amendment to Loan and Security Agreement and Consent dated as of December 22, 2006, as supplemented by that certain Borrower Supplement No. 1 dated as of May 13, 2005, as supplemented by that certain Borrower Supplement dated as of August 6, 2009 (collectively, the “Existing Loan Agreement”), which Existing Loan Agreement has been amended and restated by that certain Amended and Restated Loan and Security Agreement dated as of even date herewith (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), by and among Diamond Jo, LLC (formerly known as Peninsula Gaming Company, LLC), Diamond Jo Worth, LLC, Peninsula Gaming, LLC and Mortgagor, as borrowers, the lenders party thereto (the “Lenders”) and Wells Fargo Foothill, Inc., as the arranger and agent for the Lenders, appearing herein through its duly authorized representative, hereinafter referred to as “Mortgagee”,

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who declared that:

           By Multiple Obligations Mortgage dated June 16, 2004, effective as of June 16, 2004, recorded on June 16, 2004 as Original Act No. 926580, Mortgage Book 1210, page 99 of the official records of St. Landry Parish, Louisiana, and on June 17, 2004 in Mortgage Book 613, Entry No. 177 of the official records of West Baton Rouge Parish, Louisiana, as amended pursuant to (i) that certain Act of Amendment of Multiple Obligations Mortgage recorded on November 12, 2004 as Original Act No. 934609, Mortgage Book 1230, page 523 of the official records of St. Landry Parish, Louisiana, and on November 12, 2004 in Mortgage Book 623, Entry No. 81 of the official records of West Baton Rouge Parish, Louisiana, (ii) that certain Act of Second Amendment of Multiple Obligations Mortgage recorded on July 14, 2005 as Original Act. No. 947084, Mortgage Book 1262, page 696 of the official records of St. Landry Parish, Louisiana, and on July 14, 2005 in Mortgage Book 637, Entry No. 81 of the official records of West Baton Rouge Parish, Louisiana (as amended, the “Mortgage”), and (iii) that certain Act of Third Amendment of Multiple Obligations Mortgage recorded on August 24, 2007, as Original Act. No. 987779, Mortgage Book 1365, page 556 of the official records of St. Landry Parish, Louisiana, and on August 24, 2007 in Mortgage Book 684, Entry No. 302 of the official records of West Baton Rouge Parish, Louisiana, Mortgagor executed in favor of Mortgagee a mortgage on certain properties in St. Landry Parish and West Baton Rouge Parish, as more fully described on Exhibit A attached hereto, to secure the Obligations (as such term is defined in the Mortgage).

           Mortgagor and Mortgagee hereby agree as follows:

1.           The definition of the term “Borrower” in Section 1.3 of the Mortgage is hereby modified and amended by amending and restating such section in its entirety to read as follows:

1.3  Borrower.  The word “Borrower” means individually, collectively and interchangeably Diamond Jo, LLC (formerly known as Peninsula Gaming Company, LLC), Diamond Jo Worth, LLC, Peninsula Gaming, LLC and Mortgagor.

2.           The definition of the term “Obligations” in Section 1.14 of the Mortgage is hereby modified and amended by amending and restating such section in its entirety to read as follows:

“1.14 Obligations.  The word “Obligations” means individually, collectively and interchangeably (a) any and all loans, advances, debts, principal, interest (including interest that, but for the provisions of the United States Bankruptcy Code, would have accrued), contingent reimbursement obligations with respect to letters of credit, premiums, liabilities, obligations, fees, charges, costs, expenses (including any fees or expenses that, but for the provisions of the United States Bankruptcy Code, would have accrued), lease payments, guaranties, covenants, and duties of any kind and description owing by Borrower to the Lender Group pursuant to or evidenced by the Loan Agreement and other Loan Documents and irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and including all interest not paid when due and all expenses that Borrower is

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required to pay or reimburse under the Loan Agreement and other Loan Documents, by law, or otherwise, whether Borrower is obligated alone or with others on a “solidary” or “joint and several” basis, as a principal obligor or as a surety, guarantor, or endorser of every nature and kind whatsoever,  whether or not any such Obligations may be barred under any statute of limitations or prescriptive period or may be or become otherwise unenforceable or voidable for any reason whatsoever,  and (b) the obligations of Guarantor arising from the Loan Documents to which Guarantor is a party, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and including all interest not due when paid and all expenses that Guarantor is required to pay or reimburse under the Loan Documents, by law, or otherwise, whether Guarantor is obligated alone or with others on a “solidary” or “joint and several” basis, as a principal obligor or as a surety, guarantor, or endorser of every nature and kind whatsoever, whether or not any such Obligations may be barred under any statute of limitations or prescriptive period or may be or become otherwise unenforceable or voidable for any reason whatsoever.  Any reference in this Mortgage or in the Loan Documents to the Obligations shall include all amendments, changes, extensions, modifications, renewals, replacements, substitutions, and supplements, thereto and thereof, as applicable, both prior and subsequent to any insolvency proceeding.  Notwithstanding any other provision of this Mortgage, the maximum amount of Obligations secured hereby shall be limited to $58,500,000.00.”

3.           The first paragraph of Article XV of the Mortgage is hereby amended and modified to read as follows:

As additional collateral security for the prompt and punctual payment and satisfaction of any and all present and future Obligations in favor of Mortgagee as may be outstanding from time to time, at any one or more times, and all Additional Advances that Mortgagee may make on Mortgagor’s behalf pursuant to this Mortgage, together with interest thereon as provided herein up to a maximum principal amount outstanding at any one or more times, from time to time, not to exceed U.S. $58,500,000.00,  together with interest, costs, expenses, attorneys’ fees and other fees and charges, Mortgagor hereby assigns, pledges and grants Mortgagee a continuing security interest in and to:

4.           Any references in the Mortgage to the term “Related Documents” are hereby deleted and replaced with the term “Loan Documents” as defined in the Loan Agreement.

5.           Any references in the Mortgage to the term “Loan Agreement” are hereby modified and shall hereafter refer to the Loan Agreement, as the same may be modified, supplemented, amended and restated from time to time.

6.           Any references in the Mortgage to the term “Maturity Date” are hereby modified and shall hereafter refer to the date of January 15, 2014, subject to the provisions of the Loan Agreement.

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7.           In consideration of the execution and delivery of this amendment by Mortgagee, Mortgagor hereby represents and warrants in favor of Mortgagee and the other members of the Lender Group (as defined in the Mortgage) as follows:

a.           the execution, delivery, and performance by Mortgagor of this amendment have been duly authorized by all necessary action on the part of Mortgagor;

b.           the execution, delivery, and performance by Mortgagor of this amendment do not and will not (i) violate any provision of federal, state, or local law or regulation applicable to Mortgagor, the governing documents of Mortgagor, or any order, judgment, or decree of any court or other governmental authority binding on Mortgagor, (ii) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any material contractual obligation of Mortgagor, (iii) result in or require the creation or imposition of any lien of any nature whatsoever upon any properties or assets of Mortgagor, other than Permitted Liens (as defined in the Loan Agreement), or (iv) require any approval of Mortgagor’s members or shareholders or any approval or consent of any person or entity under any material contractual obligation of Mortgagor;

c.           the execution, delivery, and performance by Mortgagor of this amendment do not and will not require any registration with, consent, or approval of, or notice to, or other action with or by, any governmental authority or other person or entity, other than any consent or approval that has been obtained and remains in full force and effect; and

d.           this amendment, when executed and delivered by Mortgagor, will be the legally valid and binding obligations of Mortgagor, enforceable against Mortgagor in accordance with their respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally.

8.           This amendment shall be deemed to be a Loan Document (as defined in the Loan Agreement) for all purposes.

9.           Mortgagor does further declare that except as expressly modified herein, the Mortgage is hereby ratified and confirmed and shall otherwise remain in full force, virtue and effect as executed.

SIGNATURES CONTINUED ON NEXT PAGE

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THUS DONE AND PASSED, on the 26th day of October, 2009, in the presence of the undersigned Notary and the undersigned competent witnesses, who hereunto sign their names with Mortgagor after reading of the whole.

WITNESSES:		MORTGAGOR: THE OLD EVANGELINE DOWNS, L.L.C.
/s/Janet Bevan-Bries	By:	/s/ Natalie Schramm
Print Name: Janet Bevan-Bries		Name: Natalie Schramm
Title: CFO
/s/Dustin Manternach
Print Name: Dustin Manternach

/s/ Karen M. Beetem
Karen M. Beetem, NOTARY PUBLIC

My Commission expires: 10/20/10
(SEAL)

ACT OF FOURTH AMENDMENT TO LOUISIANA MORTGAGE

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THUS DONE AND PASSED, on the 29th day of October, 2009, in the presence of the undersigned Notary and the undersigned competent witnesses, who hereunto sign their names with Mortgagee after reading of the whole.

WITNESSES:		MORTGAGEE: WELLS FARGO FOOTHILL, INC.
/s/Daniel Whitner	By:	/s/ Patrick McCormack
Print Name: Daniel Whitwer		Name: Patrick McCormack
Title: Vice President
/s/Doug Stewart
Print Name: Doug Stewart

State of CALIFORNIA
County of Los Angeles

On October 29, 2009 before me, D'Nira S. Walden, Notary Public, personally appeared Patrick McCormack, Daniel Whitwer, and Doug Stewart wh provied to me on the basis of satisfactory evidence to be the person(s) whose name(s) are subscribed to the within instrument and acknoweldge to me tht they executed the same in their authorized capacity(ies) and that by their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify uner PENALTY OF PERJURY under the laws of the State of California taht the foregoing paragraph is true and correct.

/s/ D'Nira S. Walden
NOTARY PUBLIC
My Comm. expires Jul 3, 2010
(SEAL)

ACT OF FOURTH AMENDMENT TO LOUISIANA MORTGAGE

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EXHIBIT A
(OWNED REAL ESTATE)

1A.           A certain tract or parcel of ground, together with any and all buildings and improvements thereon, located in Sections 77 & 83, Township 6 South, Range 4 East, ST. LANDRY PARISH, LOUISIANA, containing 7.329 acre, Cosgrove A, being shown and described according to “PLAT OF SURVEY PREPARED FOR THE OLD EVANGELINE DOWNS, L.C. SHOWING A 7.329 ACRE TRACT OF LAND SITUATED IN T-6-S, R-4-E, ST. LANDRY PARISH, LOUISIANA”, by Randall E. Ward, Registered Professional Land Surveyor, Aucoin & Associates, Inc., dated 8/20/02, a copy of which is filed of record, said tract being more particularly described according to said plat as follows, to-wit:

Commence at a point which is the intersection of the East Line of La. 1244 and the North Line of La. Hwy. 31; thence go North 62 degrees 31’ 23” West a distance of 643.93’ to corner located on the right-of-way of La. Hwy. 1244 and POINT OF BEGINNING; thence go South 13 degrees 19’ 14” West a distance of 491.68’ to point and corner located on the Northerly right-of-way of La. Hwy. 31/Creswell Lane (Ext.); thence go along highway right-of-way South 77 degrees 27’ 33” West a distance of 680.72’ to point and corner; thence go North 01 degrees 21’ 49” East a distance of 299.21’ to point and corner; thence go North 77 degrees 26’ 43” East a distance of 182.50’ to point; thence go North 42 degrees 45’ 59” East a distance of 570.51’ to point and corner; thence go South 57 degrees 21’ 46” East a distance of 243.58’ to corner and POINT OF BEGINNING.

Being the same property acquired by The Old Evangeline Downs, L.C. from Martin A. Cosgrove, Sr., et al, as per act of Cash Sale filed of record in the Official Conveyance Records of St. Landry Parish, LA, on September 6, 2002, in COB H-39, page 863, Document #893521.

1B.           A certain tract or parcel of ground, together with any and all buildings and improvements thereon, located in Sections 77 & 83, Township 6 South, Range 4 East, ST. LANDRY PARISH, LOUISIANA, containing 3.232 acres, being shown and described according to “PLAT OF SURVEY PREPARED FOR THE OLD EVANGELINE DOWNS, L.C. SHOWING A 3.232 ACRE TRACT OF LAND SITUATED IN T-6-S, R-4-E, ST. LANDRY PARISH, LOUISIANA”, by Randall E. Ward, Registered Professional Land Surveyor, Aucoin & Associates, Inc., dated 8/20/02, a copy of which is filed of record, said tract being more particularly described according to said plat as follows, to-wit:

Commence at a point which is the intersection of the East Line of La. 1244 and the North Line of La. Hwy. 31; thence go South 79 degrees 04’ 56” West a distance of 109.21’ to the Southeast corner of the herein described tract which is the POINT OF BEGINNING located on the Northerly right-of-way of La. Hwy. 31/Creswell Lane (Ext.); thence go along highway right-of-way South 77 degrees 25’ 05” West a distance of 593.15’ to point and corner; thence go North 13 degrees 19’ 14” East a distance of 491.68’ to point and corner located on the Southerly right-of-way of La. Hwy. 1244; thence go South 57 degrees 21’ 46” East a distance of 383.59’ to point; thence South 46 degrees 56’ 58” East a distance of 102.33’ to point; thence go South 58 degrees 13’ 13” East a distance of

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77.87’ to point; thence go South 02 degrees 52’ 47” East a distance of 31.51’ to corner and POINT OF BEGINNING.

Being the same property acquired by The Old Evangeline Downs, L.C. from Gordon Donald Watkins, et al, as per act of Cash Sale filed of record in the Official Conveyance Records of St. Landry Parish, LA, on September 6, 2002, in COB H-39, page 984, Document #893533.

1C.           A certain tract or parcel of ground, together with any and all improvements thereon, located in ST. LANDRY PARISH, LOUISIANA, being shown and described as TRACT 15, containing 150.045 acres, according to “Plat of Survey for Alice B. Heard Realty Co., Inc. showing a partition of property situated in sections 38, 41, 42, 43, 54, 59, 65, 67, 68, 69, 70, 73, 76, 77 and 83, township 6 south, range 4 east, St. Landry Parish, Louisiana”, dated September 13, 1985, by Robert L. Wolfe, Jr., Registered Professional Land Surveyor, Morgan Goudeau Associates, Inc., filed of record in the Official Conveyance Records of the Parish of St. Landry, Louisiana, as Register #701770, in COB R-26, folio 143.

Said tract being further described as Tract 15, containing 149.997 acres, according to “PLAT OF SURVEY FOR CONCEPT INVESTMENTS, INC. SHOWING TRACTS 15 & 16 OF THE ALICE BOAGNI HEARD PARTITION SITUATED IN SECTIONS 41, 65, 76, 77 & 83, TOWNSHIP 6 SOUTH, RANGE 4 EAST ST. LANDRY PARISH, LOUISIANA”, by Robert Wolfe, Jr., RPLS, for Morgan Goudeau & Associates, dated January 14, 2000, a copy of which is filed of record in the Official Conveyance Records of St. Landry Parish, LA.

Being the same property acquired by The Old Evangeline Downs, L.C. from Alice Augusta Rozas Beinvenu, et al, as per act of Cash Sale filed of record in the Official Conveyance Records of St. Landry Parish, LA, on September 6, 2002, in COB H-39, page 870, Document #893522.

1D.           A certain tract or parcel of ground, together with any and all improvements thereon, located in ST. LANDRY PARISH, LOUISIANA, being shown and described as TRACT 16, containing 143.045 acres, according to “Plat of Survey for Alice B. Heard Realty Co., Inc. showing a partition of property situated in sections 38, 41, 42, 43, 54, 59, 65, 67, 68, 69, 70, 73, 76, 77 and 83, township 6 south, range 4 east, St. Landry Parish, Louisiana”, dated September 13, 1985, by Robert L. Wolfe, Jr., Registered Professional Land Surveyor, Morgan Goudeau Associates, Inc., filed of record in the Official Conveyance Records of the Parish of St. Landry, Louisiana, as Register #701770, in COB R-26, folio 143.

LESS & EXCEPT:

1)           A 5.0 acre tract sold to Joseph Y. Dupre, et ux, from Mary Ann Rozas Darby, as per Act of Cash Sale filed of record July 2, 1987, in COB I-29, folio 243, Official Conveyance Records of St. Landry Parish, LA.
2)           A 9.077 acre tract sold to Gerard Peron, et ux, as per act of Sale filed of record May 21, 1990, in COB K-32, folio 240, Official Conveyance Records of St. Landry Parish, LA.

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Said tract being further described as Tract 16, containing 128.990 acres, according to “PLAT OF SURVEY FOR CONCEPT INVESTMENTS, INC. SHOWING TRACTS 15 & 16 OF THE ALICE BOAGNI HEARD PARTITION SITUATED IN SECTIONS 41, 65, 76, 77 & 83, TOWNSHIP 6 SOUTH, RANGE 4 EAST ST. LANDRY PARISH, LOUISIANA”, by Robert Wolfe, Jr., RPLS, for Morgan Goudeau & Associates, dated January 14, 2000, a copy of which is filed of record in the Official Conveyance Records of St. Landry Parish, LA.  Being the same property acquired by The Old Evangeline Downs, L.C. from Mary Ann Rozas Nicholson, et al, as per act of Cash Sale filed of record in the Official Conveyance Records of St. Landry Parish, LA, on September 6, 2002, in COB H-39, page 881, Document #893523.

1E.           Five (5) certain tracts or parcels of ground, together with any and all improvements thereon, located in ST. LANDRY PARISH, LOUISIANA, being shown and described as TRACT “A”, containing 188.540 acres, TRACT “C”, containing 19.145 acres, TRACT “D”, containing 5.464 acres, TRACT “E”, containing 18.531 acres, TRACT “F”, containing 10.570 acres, according to “PLAT OF SURVEY PREPARED FOR THE OLD EVANGELINE DOWNS, L.C. SHOWING SEVERAL TRACTS OF LAND SITUATED IN T-6-S, R-4-E ST. LANDRY PARISH, LOUISIANA”, by Randall E. Ward, PLS/Aucoin & Associates, Inc., dated January 28, 2003, said tracts having such measurements and dimensions as shown on said survey.  Being the same property acquired by The Old Evangeline Downs, L.C. from Fort Hamilton Heights-West, et al, as per act of Cash Sale filed of record in the Official Conveyance Records of St. Landry Parish, LA, on September 6, 2002, in COB H-39, page 944, Document #893531.

1F.           A certain tract or parcel of ground, together with any and all improvements thereon, located in Sections 77 and 83, Township 6 South, Range 4 East, St. Landry Parish, La, being shown and described as COSGROVE B, 4.407 acres, according to “PLAT OF SURVEY PREPARED FOR THE OLD EVANGELINE DOWNS, L.C. SHOWING A 4.407 ACRE TRACT OF LAND SITUATED IN T-6-S, R-4-E ST. LANDRY PARISH, LOUISIANA”, by Randall E. Ward, RPLS, dated 8/16/02, revised 9/20/02, said tract being further shown and described according to said survey as follows, to-wit:

Commence at the Northeasterly corner of said tract, located on the right-of-way of La. Hwy. 1244, which point is located North 61 degrees 06’ 27” West a distance of 886.79 from the intersection of the East Line of La. 1244 and the North Line of La. Hwy. 31, which  point is the POINT OF BEGINNING; thence go South 42 degrees 45’ 59” West a distance of 570.51’ to point; thence go South 77 degrees 26’ 43” West a distance of 182.50’ to point; thence go North 01 degrees 21’ 49” East a distance of 202.26’ to point; thence go North 01 degrees 40’ 13” East a distance of 283.39’ to point and corner; thence go North 84 degrees 27’ 38” East a distance of 256.12’ to point; thence go North 18 degrees 08’ 07” East a distance of 118.94’ to point and corner located on the right-of-way of La. Hwy. 1244; thence go along said highway right-of-way South 57 degrees 41’ 32” East a distance of 308.22’ to corner and POINT OF BEGINNING. Being the same property acquired by The Old Evangeline Downs, L.L.C. from Martin A. Cosgrove, Sr.,

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et al, as per act of Cash Sale filed of record in the Official Conveyance Records of St. Landry Parish, LA, on May 15, 2003, in COB R39, page 270, Document #905624.

1G.           A certain tract or parcel of ground, together with any and all improvements thereon, located in Section 77, Township 6 South, Range 4 East, St. Landry Parish, La, being shown and described as COSGROVE C, 0.515 acres, according to “PLAT OF SURVEY PREPARED FOR THE OLD EVANGELINE DOWNS, L.C. SHOWING A 1.377 ACRE TRACT OF LAND SITUATED IN T-6-S, R-4-E ST. LANDRY PARISH, LOUISIANA”, by Randall E. Ward, RPLS, dated 9/20/02, said tract being further shown and described according to said survey as follows, to-wit:

Commence at the Northeasterly corner of said tract, located on the right-of-way of La. Hwy. 1244, which point is located North 60 degrees 13’ 37” West a distance of 1194.60’ from the intersection of the East Line of La. 1244 and the North Line of La. Hwy. 31, which point is the POINT OF BEGINNING; thence go South 18 degrees 08’ 07” West a distance of 118.94’ to point and corner; thence go South 84 degrees 27’ 38” West a distance of 157.47’ to point and corner; thence go North 14 degrees 11’ 07” East a distance of 64.09’ to point; thence go North 31 degrees 48’ 21” East a distance of 151.97’ to point located on the right-of-way of La. Hwy. 1244; thence go along said highway right-of-way, South 57 degrees 13’ 55” East a distance of 116.50 to corner and POINT OF BEGINNING.  Being the same property acquired by The Old Evangeline Downs, L.L.C. from Martin A. Cosgrove, Sr., et al, as per act of Cash Sale filed of record in the Official Conveyance Records of St. Landry Parish, LA, on May 15, 2003, in COB R39, page 270, Document #905624

1H.           A certain tract or parcel of ground, together with any and all improvements thereon, located in Section 77, Township 6 South, Range 4 East, St. Landry Parish, La, being shown and described as COSGROVE D, 0.862 acre, according to “PLAT OF SURVEY PREPARED FOR THE OLD EVANGELINE DOWNS, L.C. SHOWING A 0.862 ACRE TRACT OF LAND SITUATED IN T-6-S, R-4-E ST. LANDRY PARISH, LOUISIANA”, by Randall E. Ward, RPLS, dated 9/20/02, said tract being further shown and described according to said survey as follows, to-wit:

Commence at the Northeasterly corner of said tract, located on the right-of-way of La. Hwy. 244, which point is located North 59 degrees 57’ 39” West a distance of 1310.96’ from the intersection of the East Line of La. 1244 and the North Line of La. Hwy. 31, which point is the POINT OF BEGINNING; thence go South 31 degrees 48’ 21” West a distance of 151.97’ to point; thence go South 14 degrees 11’ 07” West a distance of 64.09’ to point and corner; thence go South 84 degrees 27’ 38” West a distance of 98.65’ to point and corner; thence go North 01 degrees 40’ 13” East a distance of 319.81’ to point and corner located on highway right-of-way of La. Hwy. 1244; thence go along said highway right-of-way South 57 degrees 13’ 55” East a distance of 219.61’ to point and corner which is the POINT OF BEGINNING.  Being the same property acquired by The Old Evangeline Downs, L.L.C. from Martin A. Cosgrove, Sr., et al, as per act of Cash

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Sale filed of record in the Official Conveyance Records of St. Landry Parish, LA, on May 15, 2003, in COB R39, page 277, Document #905628.

1I.           A certain tract or parcel of ground, together with any and all buildings and improvements thereon, located in Section 77, Township 6 South, Range 4 East, ST. LANDRY PARISH, LOUISIANA, containing 5.00 + acres, being shown and described according to “MAP PREPARED FOR  MR. AND MRS. MICKEY DUPRE  SHOWING OPTION TO PURCHASE FOR SITUATED IN SECTION 77 T-6-S, R-4-E ST. LANDRY PARISH, LOUISIANA”, by  Aucoin & Associates, Inc., dated 8/7/02, a copy of which is filed of record in COB Q39, page 979, Act. #905237, Official Records of St. Landry Parish, LA., said tract being more particularly described according to said plat as follows, to-wit:

Commence at a point which is the intersection of the East Line of La. 1244 and the North Line of La. Hwy. 31; thence North 57 degrees 16' 43'' West a distance of 1643.04' to a point and corner located on La. Hwy. 1244 being the POINT OF BEGINNING; thence go North 57 degrees 22' 20'' West a distance of 223.64' to a point and corner; thence North 30 degrees 08 '31'' East a distance of 974.68' to point and corner; thence South 57 degrees 22 '18' 'East a distance of 223.35' to point and corner; thence South 30 degrees 07 '31''West a distance of 974.59'' back to the POINT OF BEGINNING.  Being the same property acquired by The Old Evangeline Downs, L.L.C. from Paul Mickey Dupre, et ux, as per act of Cash Sale filed of record in the Official Conveyance Records of St. Landry Parish, LA, on May 8, 2003, in COB Q39, page 979, Act No. 905237, Official Conveyance Records of St. Landry Parish, LA.

1J.           One certain lot or parcel of ground, together with any and all buildings and/or improvements thereon, located in Sections 76 & 77, Township 6 South, Range 4 East, St. Landry Parish, Louisiana, being shown and described as TRACT #8, containing 13.00 acres, according to “PLAT OF SURVEY PREPARED FOR THE OLD EVANGELINE DOWNS, L.L.C. SHOWING A 106.416 ACRE TRACT OF LAND SITUATED IN T-6-S, R-4-E ST. LANDRY PARISH, LOUISIANA”, by Randall E. Ward, RPLS, for Aucoin & Associates, Inc., dated May 2, 2003, revised October 6, 2003, said Tract #8 being more particularly shown and described according to said plat as follows, to-wit:

Commence at the intersection of the North line of La. Hwy. 1244 with the East line of I-49; thence go South 56 47’ 51” West a distance of 1085.47’ to point and corner; thence go North 25 14’ 05” East a distance of 581.18’ to corner of Tract #8 and POINT OF BEGINNING; thence go West 64 45’ 55” West a distance of 425.81’ to point and corner; thence go North 25 14’ 05” East a distance of 1329.88’ to point and corner; thence go South 64 45’ 55” East a distance of 425.891’ to point and corner; thence go South 25 14’ 05” West a distance of 1329.88’ to corner and POINT OF BEGINNING. Being the same property acquired by The Old Evangeline Downs, L.L.C. from Bart C. Warner, as per act of Cash Sale filed of record in the Official Conveyance Records of St. Landry Parish, LA, on October 24, 2003, in COB Z39, page 122, Act. No. 915244.

1K.           Three (3) certain lots or parcels of ground, together with any and all buildings and/or improvements thereon, located in Sections 76 & 77, Township 6 South, Range 4 East, St. Landry

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Parish, Louisiana, being shown and described as TRACTS #1, 2 & 3, according to “PLAT OF SURVEY PREPARED FOR THE OLD EVANGELINE DOWNS, L.L.C. SHOWING A 106.416 ACRE TRACT OF LAND SITUATED IN T-6-S, R-4-E ST. LANDRY PARISH, LOUISIANA”, by Randall E. Ward, RPLS, for Aucoin & Associates, Inc., dated May 2, 2003, revised October 6, 2003, said plat being filed of record in the Official Records of St. Landry Parish, LA, at COB Z-39, page 116.

TRACT 2 (Lot DDC)

COMPRISED OF THE FOLLOWING PARCEL LOCATED IN WEST BATON ROUGE PARISH, LA:

A certain tract or parcel of land together with all the buildings and improvements thereon, and all of the rights, ways, privileges and servitudes thereunto belonging, on in anywise appertaining situated in the Parish of West Baton Rouge, State of Louisiana, in Section 92, Township 7 South, Range 12 East, containing four (4) acres and being more particularly designated as LOT DDC on a map of survey by John K. Laws, Jr., P.E. and P.L.S., dated January 30, 1997, entitled “Final Plat of Lot DDC, Being the Removal of a 4.00 Ac. Tract From the Remaining Portion of the Carolina Planting & Lumber Co. Tract Formerly Belonging to Dr. Isidor Cohn, Sr., and Located in Section 91 & 92, T-7-S, R-12-E, Southeastern Land District, West Baton Rouge Parish, Louisiana,” which plat is attached to and made a part of that certain Act of Cash Sale recorded in the records of West Baton Rouge Parish, Louisiana recorded in Book No. 366, under Number 73 of the Conveyance Records; said tract measuring 450.85 feet front Louisiana Highway 415, and having such measurements and subject to such servitudes as are more particularly shown on said map by John K. Laws, Jr.

Being the same property acquired by Mortgagor herein by Act of Cash Sale dated March 11, 1998, and recorded in the official records of West Baton Rouge Parish, Louisiana.

TRACT 3

COMPRISED OF THE FOLLOWING PARCEL LOCATED IN WEST BATON ROUGE PARISH, LA:

A CERTAIN TRACT OR PARCEL OF LAND TOGETHER WITH ALL IMPROVEMENTS THEREON CONSISTING OF 1.33 ACRES LOCATED IN SECTION 93, TOWNSHIP 7 SOUTH, RANGE 12 EAST, SOUTHEAST LAND DISTRICT OF LOUISIANA, IN THE PARISH OF WEST BATON ROUGE, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

Commencing at the Northeast corner of the intersection of North Westport Drive and Office Park Drive, said point referred to hereafter as the POINT OF BEGINNING; proceed North 25 degrees, 38 minutes, 43 seconds East a distance of 156.43 feet to a point and corner; thence continue along the arc of a curve to the right having a central angle of 26 degrees, 49 minutes, 44 seconds, a radius of 270.00 feet, and a distance of 126.43 feet to a point and corner; thence

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proceed South 37 degrees, 31 minutes, 34 seconds East a distance of 62.69 feet to a point and corner; thence proceed South 64 degrees, 21 minutes, 17 seconds East a distance of 145.00 feet to a point and corner; thence proceed South 25 degrees, 38 minutes, 43 seconds West a distance of 250.00 feet to a point and corner; thence proceed North 64 degrees, 21 minutes, 17 seconds West a distance of 230.00 feet to a point and corner known as the POINT OF BEGINNING.  Said property being more particularly described on map entitled, “Map Showing Improvements to Lot FNB-Westport, Section Two Located in Section 93, T-7-S, R-12-E Southeast Land District, West Baton Rouge Parish, La. For FIMSA, INC.” by Evans-Graves Engineers, Inc., dated January 11, 1990, filed of record Map Book 3, E239.  Being the said property acquired by The Old Evangeline Downs, L.C. from Racetrack at Evangeline Downs, Inc., as per act of Cash Sale filed of record on December 6, 1994, in COB 326, folio 198, Official Conveyance Records of West Baton Rouge Parish, LA.

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